Exhibit 99.1

BLUEGREEN VACATIONS INVESTOR PRESENTATION FIRST QUARTER 2023 MAY 2023

Forward-looking Statements Certain statements in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements are based on current expectations of management and can be identified by the use of words such as “believe”, “may”, “could”, “should”, “plans”, “anticipates”, “intends”, “estimates”, “expects”, and other words and phrases of similar import. Forward-looking statements involve risks, uncertainties, and other factors, many of which are beyond our control, that may cause actual results or performance to differ from those set forth or implied in the forward-looking statements. These risks and uncertainties include, without limitation, the risk that the Company is a holding company and, accordingly, will be largely dependent on dividends from Bluegreen to fund its expenses and obligations in future periods, and Bluegreen’s ability to pay dividends will depend on its results and may be limited by the terms of Bluegreen’s indebtedness; risks regarding the amount of shares, if any, which may be repurchased by the Company in the future, the benefits to the Company, if any, of repurchasing shares, the timing of any share repurchases, and the availability of funds for the repurchase of shares; the risk that quarterly dividend payments may not be declared at the current level in the future, on a regular basis as anticipated, or at all; risks relating to Bluegreen’s business, operations, financial results, business strategy and prospects; risks related to general economic conditions, including increasing interest rates, inflationary trends, a potential recession and supply chain issues, and our ability to successfully navigate any adverse condition; competitive conditions; labor market conditions, including costs and shortages of labor, and its impact on Bluegreen’s operations and sales; risks related to changes made to our vacation package programs and their impact on sales, including that the goal of improving the efficiency of Bluegreen’s marketing spend may not result in the benefits anticipated; risks related to our investments in sales and marketing efforts and infrastructure, including their impact on our cash flow and the risk that they may not result in the benefits anticipated; risks related to resort acquisitions and our pursuit of acquisition and development opportunities, including that acquired resorts may not open when planned, the costs and risks of development and renovation activities, including potential construction delays and environmental issues, that we may not be successful in identifying or consummating acquisition or development opportunities in the future, and that acquired or developed resorts may not be successfully operated or result in the benefits anticipated; risks relating to our liquidity and the availability of capital; the risk that our allowance for loan losses may not be adequate and, accordingly, may need to be increased in the future, including if Bluegreen’s default rates increase and exceed expectations; risks related to Bluegreen’s efforts to address the actions of timeshare exit firms and the increase in default rates associated therewith are not successful, or otherwise; risks related to our indebtedness, including the potential for accelerated maturities and debt covenant violations; the impact of public health and general economic conditions, including inflation, on Bluegreen’s consumers, including their income and level of discretionary spending, and on consumer traffic at retail locations; the risk that our core strategy of primarily offering a ‘drive-to’ network of resorts will not continue to serve as a growth driver; the risk that resort operations and club management segment may not continue to produce recurring EBITDA and free cash flow; risks that Bluegreen’s current or future marketing alliances and arrangements, including its marketing arrangements with Bass Pro, NASCAR and the Choice Hotels program, may not be renewed and will expire pursuant to their terms and may not be profitable; the risk that vacation package sales, including those in the pipeline, may not convert to tours and/or VOI sales at anticipated or historical rates; the risk that efforts to reactivate older vacation packages which have not been used may not be successful; the risk that resort occupancies may not continue at current or historical levels or meet expectations; our ability to successfully implement strategic plans and initiatives, generate earnings and long-term growth may not result in increased sales, revenues or efficiencies, or otherwise be successful; risks that construction defects, structural failures or natural disasters at or in proximity to Bluegreen’s resort; risks related to expansion of the resort network in existing and to new locations, including that such expansion may not be successful and may increase the Company’s debt and decrease the Company’s free cash flow; risks related to the mix of sales to new customers and existing owners, including that the level of sales to new customers may not be increased or maintained, or support net owner growth in the future; and the additional risks and uncertainties described in the Company's filings with the SEC, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (including the “Risk Factors” section thereof), which was filed on March 13, 2023, and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2023, which was filed on May 4, 2023. The Company cautions that the foregoing factors are not exclusive. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made. The Company does not undertake, and specifically disclaims any obligation, to update or supplement any forward-looking statements. In addition, past performance may not be indicative of future results. bluegreen vacations 2

Bluegreen Vacations Bluegreen Vacations Holding Corporation (NYSE: BVH; OTCQX: BVHBB) (the “Company") is a leading vacation ownership company that markets and sells vacation ownership interests and manages resorts in popular leisure and urban destinations. The Bluegreen Vacation Club is a flexible, points-based, deeded vacation ownership plan with 71 Club and Club Associate Resorts and access to nearly 11,400 other hotels and resorts through partnerships and exchange networks. bluegreen vacations 3

First Quarter Overview $0.71 Diluted Earnings Per Share (“EPS”) $30.1 Million(1) Adjusted EBITDA attributable to shareholders $166.9 Million(1) System-wide sales of VOIs 51,749 Number of guest tours 129 Marketing operations at 129 (gross) Bass Pro and Cabela’s(2) locations. $22.6 Million Resort operations and club management segment Adjusted EBITDA $219.1 Million Total revenue 40,780 Vacation packages sold $11.5 Million Net income attributable to shareholders (1) See Appendix for reconciliation. (2) As of January 1, 2023, 23 of our Cabela’s marketing locations were converted to unmanned, virtual kiosks. bluegreen vacations 4

First Quarter(1) Performance ($ In millions, except vacation packages data) System-Wide Sales of VOIs $151.5 $166.9 Q1 2022 Q1 2023 Total Revenue $195.1 $219.1 Q1 2022 Q1 2023 Adjusted EBITDA $31.1 $30.1 Q1 2022 Q1 2023 Vacation Packages Sold 41,990 40,780 Q1 2022 Q1 2023 For the three months ended 3/31/2022 and 3/31/2023. See Appendix for reconciliation to net income attributable to shareholders of $16.0 million and $11.5 million for the three months ended 3/31/2022 and 3/31/2023, respectively. bluegreen vacations 5

Multi-Channel Sales & Marketing

3/31/2022[1]

41,000+
Vacation Packages Sold

~49,000
Guest Tours
(New Customer & Existing Owners)

$151.5 Million
System-Wide VOI Sales

~218,000
Vacation Club Owners



Vacation Packages & Leads
Bass Pro Shops
CHOICE
Tours
Sales
In-House Tours
Owners

3/31/2023[2]

40,000+
Vacation Packages Sold

~52,000
Guest Tours
(New Customer & Existing Owners)

$166.9 Million
System-Wide VOI Sales

~217,000
Vacation Club Owners

Marketing Mix by Percent of Sales



Other New Customer 20%
Samplers 2%
Choice 5%
Bass Pro/Cabela's 12%
Existing Owners 61%
New Customer Sales
Existing Owner Sales

(1) For the three months ended 3/31/2022
(2) For the three months ended 3/31/2023

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bluegreenvacations®

Strong Liquidity Position ($ in millions) LIQUIDITY POSITION Unrestricted Cash $175.7 $166.7 12/31/2022 3/31/2023 Free Cash Flow(1) (3) $24.6 ($27.7) YTD 2022 YTD 2023 Availability (2) Under Credit Lines $430.5 $389.3 12/31/2022 3/31/2023 As of March 31, 2023, the Company had total availability(2) of $389.3 million under its receivable-backed purchase and credit facilities, inventory renovation loans and corporate credit line. For the three months ended 3/31/22 & 3/31/23, respectively. Subject to eligible collateral and the terms and conditions of each facility. See the Appendix for a reconciliation of cash flow from operating activities to free cash flow, which is defined as cash from operating activities less capital expenditures. bluegreen vacations 7

Strategic Relationships Bluegreen has multiple channels intended to generate sales within our core demographic Bass Pro Shop Cabela’s One-way, exclusive in-store Bass Pro marketing relationship. Operation of 129 (gross) kiosks in Bass Pro and Cabela’s(1) stores. Choice Hotels Marketing to Choice customers, including over 50 million Choice Privileges members through a call transfer program and outbound telemarketing methods. Nascar Bluegreen Vacations is the Official Vacation Ownership provider of NASCAR®. (1) As of January 1, 2023, 23 of our Cabela’s marketing locations were converted to unmanned, virtual kiosks. bluegreen vacations 8

Extensive Network to Reach Target Customers\ Bluegreen Club Resorts (44) Bluegreen Club Resorts - Big Cedar JV (4) Bluegreen Club Associate Resorts (23) Bass Pro Shops with BXG (69) Cabela’s' with BXG (59)1 Percent of Owner Population by State 6-10% 4-5% 2-3% <2% bluegreen vacations 9

A Leading Operator of “Drive-To” Vacation Ownership Resorts Approximately 88% of owners live within a 4-hour drive to a Bluegreen resort Geographically diverse owner base Opportunities for growth in the western U S Bluegreen Club Resorts (44) Bluegreen Club Resorts - Big Cedar JV (4) Bluegreen Club Associate Resorts (23) Percent of Owner Population by State 6-10% 4-5% 2-3% <2% Owner data as of 12/31/22. Club Resorts include resorts in which owners have the right to control and use most of the units in connection with their ownership. Club Associate Resorts include resorts in which owners have the right to use a limited number of units in connection with their ownership. bluegreen vacations 10

NEW PROPERTIES Our Resort Network is Growing! Bluegreen’s Streamside Resort VAIL, CO Bluegreen’s Panama City Beach Resort and Spa PANAMA CITY BEACH, FL bluegreen vacations 11

RESORT EXPANSIONS The Club at Big Bear Village BIG BEAR LAKE , CA Mills Springs† SMOKY MOUNTAINS, TN MountainLoft™ GATLINBURG, TN The Fountains™ ORLANDO, FL †This resort is not yet constructed and its construction is anticipated, but not guaranteed. Resort design and planned amenities are subject to change. Availability is subject to construction delays, permitting and meeting all applicable licensing and registration requirements. There is not yet a projected date for availability of accommodations. bluegreen vacations 12

Securitization History and Other Credit Facilities Recent Securitization History 2022-A 2020-A 2018-A 2017-A 2016-A 2015-A Initial Note Amount $172.00 $131.00 $117.70 $120.20 $130.50 $117.80 Advance Rate 88.30% 88.00% 87.20% 88.00% 90.00% 94.25% Weighted Avg. Interest Rate 4.60% 2.60% 4.02% 3.12% 3.35% 3.02% Stated Maturity 2037 2036 2034 2032 2031 2030 Weighted Avg. FICO Score 724 726 718 713 707 708 Securitization History Term Securitization Initial Note Amount Outstanding (1) 2022-A $172 $133 2020-A 131 65 2018-A 118 35 2017-A 120 24 2016-A 131 14 2015-A 118 7 2013-A 111 0 2012-A 100 0 2010-A 108 0 BXG Legacy 2010 27 0Corporate Credit Line $60 Syndicated Warehoused Inventory Facility Liberty Bank Facility*3* $42 $22 $18 $40 NBA Facility*3) $27 $70 $140 $200 $102 $250 2008-A 60 0 2007-A 177 0 2006-B 139 0 2006-A (GE) 125 0 2005-A 204 0 2004-B 157 0 2004-A (GE) 39 0 ~$389 Million of Available Credit Facility Liquidity (2) As of 3/31/2023. Subject to eligible collateral, if applicable, and terms and conditions of each facility. Facilities for the financing of the Company’s VOI notes receivable. bluegreen vacations 13

VOI Sales Finance Business

- Seller-financing provided for up to 90% of purchase price (down payment may include equity)
- Facilitates VOI sales and earns net interest spread
- Weighted average interest rate: 15.3%[1]
- In-house servicing team

Net Interest Spread
For the quarter ended 3/31/2023
($ in millions)



$28
$7
$21
Interest Income on VOI Notes Receivable Portfolio
-
Interest Expense on Receivable-Backed Debt
=
Financing Revenue

FICO Profiles as of 3/31/2023[2]



601-699
36%
<600[2]
3%
700+
61%
Average FICO score of 743[3]

Average Annual Default Rate



8.19%
8.98%
As of 3/31/2022
As of 3/31/2023

(1) As of 3/31/2023. Rate depends on FICO score, down payment, existing ownership and ACH participation.
(2) Includes obligors with no FICO score (primarily foreign buyers).
(3) Weighted-average FICO score for 2023 originations as of 3/31/2023 after a 30-day, "same as cash" period from the point of sale.

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bluegreenvacations

Sector Comparison I($ in millions, except per share figures) Price Share YTD A price data % of 52-wk high Div. yield Market cap Enterprise value EV / 2022A EBITDA (1) EV / 2023E EBITDA (,) EV / 2024E EBITDA <1> Net debt / 2022E EBITDA ,1> Marriott Vacations Worldwide (VAC) $129.82 (3.5%) 78.3% 2.2% $4,922 $7,788 8. lx 8.0x 7.5x 2.9x Hilton Grand Vacations, Inc. (HGV) 41.50 7.7% 80.1% - 4,725 7,386 6.9x 6.7x 6.4x 2.5x Travel + Leisure Co. (TNL) 35.93 (1.3%) 65.3% 5.0% 2,846 6,142 7.1x 6.6x 6.3x 3.5x Bluegreen Vacations (BVH)(2) 26.39 5.7% 76.3% 3.0% 456 723 5.0x 5.0x 4.7x 1.8x Mean $58.41 2.1% 75.0% 2.6% $3,237 $5,510 6.8x 6.6x 6.2x 2.7x Median $38.72 2.2% 77.3% 2.6% $3,785 $6,764 7.0x 6.7x 6.4x 2.7x Source: VAC, TNL, HGV and BVH debt balance as of Q1 2023, adjusted for subsequent events publicly disclosed; FactSet as of 5/5/2023. (1) EBITDA has not been reduced by non-cash stock-based compensation. (2) On December 30, 2022, BVH completed a tender offer, a total of 3.04m shares of Class A shares for an aggregate price of ~$76m at $25 per share. Note: Third party data has been derived from the appropriate company’s public filings. We do not conform or take any responsibility for the accuracy of such information. bluegreen vacations 15

For additional information, please contact: Leo Hinkley, Investor Relations Officer, Managing Director Telephone: 954-399-7193 Email: Leo.Hinkley@BVHCorp.com Thank you! APPENDIX For more information, see the Earnings Release dated May 4, 2023, and the Quarterly Report on Form 10Q filed with the Securities and Exchange Commission. Further, the Company refers to certain non-GAAP financial measures, including system-wide sales of VOIs, Adjusted EBITDA attributable to shareholders, and free cash flow, which are defined in the Company’s Earnings Release and Annual Report on Form 10-K for the year ended December 31, 2022. Please see the supplemental tables attached herein for additional information and reconciliation of such non-GAAP financial measures. bluegreen vacations 16

Consolidated Statements of Operations and Comprehensive Income (Unaudited) (In thousands, except per share data) For the Three Months Ended March 31, 2023 2022 Revenue: Gross sales of VOIs Provision for loan losses S 1 /IS QCO $ 115.607 (16,579) (25,246) Sales of VOIs 123.613 99.028 Fee-based sales commission revenue 11,691 24,084 Other fee-based services revenue 33,301 31,207 Cost reimbursements 21.369 18.064 Interest income 28,834 22,198 Other income, net 265 548 Total revenues 219,073 195,129 Costs and Expenses: Cost of VOIs sold Cost of other fee-based services 1C 11,841 12,765 14,582 Cost reimbursements 21.369 18.064 Interest expense 16,469 7,759 Selling, general and administrative expenses 131,438 119,302 T otal costs and expenses 199.189 169.731 Income before income taxes 19.884 25,398 Provision for income taxes (4,479) (6,190) Net income 15.405 19.208 Less: Income attributable to non-controlling interests 3,906 3,220 Net income attributable to shareholders $ 11,499 $ 15,988 Comprehensive income attributable to shareholders « 11 400 c 1 J.700 Basic earnings per share ai s 0.73 $ 0.77 Diluted earnings per share ai s 0.71 $ 0.76 Basic weighted average number of common shares outstanding 15,860 20,778 Diluted weighted average number of common and common equivalent shares outstanding 16,246 20,971 Cash dividends declared per Class A and B common shares s 0.20 $ — Basic and Diluted EPS are calculated the same for both Class A and B common shares. bluegreen vacations 17

Consolidated Statements of Cash Flows (Unaudited) (In thousands) For the Three Mouths Ended March 31, 2023 2022 Operating activities: Net income Adjustment to reconcile net income to net cash S i i n $ i y,zuo provided by operating activities: Provision for loan losses 25,246 16,579 Depreciation and amortization 5,076 4,810 Share-based compensation expense Net losses on disposal of property and equipment 1,49 / 29 /4-> 5 Increase in deferred income tax liability 3,613 5,273 Changes in operating assets and liabilities: Notes receivable VO I inventory (ah ©7-1 \ /,*J /4J 8,656 7,898 Prepaid expenses and other assets (7,172) (6,976) Accounts payable, accrued liabilities and other, and deferred income (28,984) 5,824 Net cash (used in) provided bv operating activities s (23,748) $ 29.492 Investing activities: 4 i 1 i 4\ / 4 TS .purchases or property ana equipment Net cash used in investing activities s (3,924) $ (4.895) Financing activities: Repayments of notes payable and other borrowings s (69,725) $ (33,970) Proceeds from notes payable and other borrowings 84.901 58.397 Payments for debt issuance costs (118) (1,697) Issuance of common stock from vesting restricted stock awards (8) Purchase and retirement of common stock Dividends paid on common stock (3.408) (4,702) Net cash provided by financing activities s 11.642 $ 18.028 Net (decrease) increase in cash, cash equivalents and restricted cash (16,030) 42,625 Cash, cash equivalents and restricted cash at beginning of period Cash, cash equivalents and restricted cash at end of period s 210,498 $ loud /y 225,704 bluegreen vacations 18

Consolidated Statements of Cash Flows (Continued) (In thousands) Supplemental cash flow information: Interest paid on borrowings, net of amounts capitalized Income taxes paid Reconciliation of cash, cash equivalents and restricted cash: Cash and cash equivalents Restricted cash Total cash, cash equivalents and restricted cash For the Three Months Ended March 31, 2023 2022 $ 14,232 $ 5,951 1,147 704 166,663 179,274 43,835 46.430 $ 210,498 $ 225,704 bluegreen vacations 19

Consolidated Balance Sheets (Unaudited) (In thousands, except share data) ASSETS Cash and cash equivalents Restricted cash ($22,116 and $19,461 in VIEs at March 31, 2023 and December 31, 2022, respectively) Notes receivable Less: Allowance for loan losses Notes receivable, net ($373,270 and $354,403 in VIEs at March 31, 2023 and December 31, 2022, respectively) Vacation ownership interest ("VOI") inventory Property and equipment, net Intangible assets, net Operating lease assets Prepaid expenses Other assets Total assets March 31 2023 December 31 2022 166,663 $ 175,683 43,835 789,114 (214,796) 50,845 763,801 (211,311) 574,313 380,817 86,228 61,293 21,717 34,686 31,586 552,490 389,864 85,915 61,293 22,963 23,833 35,499 S 1,401,143 $ 1,398.385 LIABILITIES AND EQUITY Liabilities Accounts payable Deferred income Accrued liabilities and other Receivable-backed notes payable - recourse Receivable-backed notes payable - non-recourse (in VIEs) Note payable to BBX Capital, Inc. Note payable and other borrowings Junior subordinated debentures Operating lease liabilities Deferred income taxes Total liabilities Commitments and Contingencies Equity Preferred stock of $0.01 par value; authorized 10,000,000 shares Class A Common Stock of $0.01 par value; authorized 30,000,000 shares issued and outstanding 12,204,198 in 2023 and 12,165,825 in 2022 Class B Common Stock of $0.01 par value; authorized 4,000,000 shares; issued and outstanding 3,664,117 in 2023 and 2022 Additional paid-in capital Accumulated earnings Total Bluegreen Vacations Holding Corporation equity Non-controlling interest Total equity Total liabilities and equity S 15,477 $ 21,389 15,537 15,675 87,230 110,048 20,082 20,841 468,375 440,781 50,000 50,000 207,547 218,738 ioä <11 1 26,354 1 jO,U1 1 27,716 116,806 113,193 1,143,704 1,154,392 122 122 37 37 48,270 46,821 132,771 124,680 181,200 171,660 76,239 72,333 257,439 243,993 S 1,401,143 $ 1,398,385 bluegreen vacations 20

Free Cash Flow Reconciliation(1) (in thousands) Net cash (used in) provided by operating activities Purchases of property and equipment Free Cash Flow For the Three Months Ended March 31, 2023 2022 $ (23.748) $ 29.492 (3,924) (4,895) s $ 24.597 Free cash flow is a non-GAAP measure defined as cash provided by operating activities less capital expenditures for property and equipment. The Company focuses on the generation of free cash flow and considers free cash flow to be a useful supplemental measure of its ability to generate cash flow from operations and is a supplemental measure of liquidity. Free cash flow should not be considered as an alternative to cash flow from operating activities as a measure of liquidity. The Company’s computation of free cash flow may differ from the methodology used by other companies. Investors are cautioned that items excluded from free cash flow are a significant component in understanding and assessing the Company’s financial performance. bluegreen vacations 21

Adjusted EBITDA Attributable to Shareholders Reconciliation (in thousands) For the Three Months Ended March 31, 2023 2022 Net income attributable to shareholders $ 11,499 15,988 Net income attributable to the non-controlling interest in BluegreenBig Cedar Vacations 3,906 3,220 Net Income 15,405 19,208 Add: Depreciation and amortization 3,972 3,922 Less: Interest income (other than interest earned on VOI notes receivable) (872) (62) Add: Interest expense - corporate and other 9,628 4,364 Add: Provision for income taxes 4,479 6,190 EBITDA 32,612 33,622 Add: Share-based compensation expense 1,457 746 Gain on assets held for sale (19) (44) Adjusted EBITDA 34,050 34,324 Adjusted EBITDA attributable to the non-controlling interest (3,963) (3,269) Adjusted EBITDA attributable to shareholders $ 30,087 31,055 bluegreen vacations 22